OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Supplement dated May 30, 2002 to the

Prospectus dated November 28, 2001

The second paragraph of the section titled “What Does the Fund Invest In?” on page 3 of the prospectus is deleted and replaced with the following:

Under normal market conditions, the Fund: o attempts to invest 100% of its net assets in municipal securities,

o as a fundamental policy, invests at least 80% of its assets in municipal securities, and o invests at least 80% of its net assets (plus borrowings for investment purposes) in New Jersey municipal securities. This includes securities that generate income subject to the alternative minimum tax, as discussed below. May 30, 2002 PS0395.019